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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



              Date of Report (Date of Earliest Event Reported):
                                March 17, 1997



                                BIOFIELD CORP.

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            (Exact Name of Registrant as Specified in its Charter)


        Delaware                   0-27848                  13-3703450
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     (State or other            (Commission File           (IRS Employer
     jurisdiction of            Number)                    Identification
     incorporation)                                        No.)


         1225 Northmeadow Parkway, Suite 120, Roswell, Georgia 30076
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                   (Address of Principal executive offices)


                   Registrant's Telephone Number, including
                          area code: (770) 740-8180



                                Not Applicable
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                (Former Address, if changed since last report)


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Item 5.         Other Events

                Attached hereto as Exhibit 99.1 is a copy of a press release of Biofield Corp. (the "Company") announcing that Harvey Horowitz, Esq. has become a director of the Company following the resignation earlier this month of director W. Clarke Wescoe, M.D.


                Attached hereto as Exhibit 99.2 is a copy of a press release of the Company announcing the appointment of D. Carl Long as acting president and chief executive officer of the Company following the resignation of president and chief executive officer Kenneth W. Anstey.


Item 7.         Financial Statements, Pro Forma Financial Information and
                Exhibits.

        (c)     Exhibits

        99.1    Press Release issued by Biofield Corp. on March 17, 1997.

        99.2    Press Release issued by Biofield Corp. on March 17, 1997.


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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BIOFIELD CORP.



Date: March 20, 1997                    By:  /s/ Timothy G. Roche
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                                                 Timothy G. Roche
                                              Director of Finance and
                                               Corporate Controller



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